(English Translation)

Exhibit 10.6

Supplementary Contract for Data Integration Project of Phase I of Beijing Municipal Management Information System of State Land, Resources and Housing Affairs

Party A: Beijing Municipal Bureau of State Land and Resources
Party B: Beijing PKU Chinafront Technology CO., LTD.

This supplementary contract is to complete the Contract of Data Integration Project Phase I of Beijing Municipal State Land and Resources and House Office Information Administration System which was made between Party A and Party B. According to the adjustment that has been made to the project, the parties hereby agree as follows:

1. Due to the adjustment made to the mechanism and administrative function of Beijing Municipal Bureau of State Land and Resources, Party B’s obligation to fulfill the digitalizing and pixelizing work of 3.5 million housing files of Beijing employees as agreed in the original contract should be terminated once this supplementary contract is made between the two parties.

2. Based on the agreed project contents in the original contract, Party A also entrusted Party B with the digitalizing and pixelizing work of land requisition files, land transfer files, Foreign Enterprises Land Use files, gratis land files, and land-use permits for construction and mining collected by municipality and bureaus, the digitalizing work of Daxing Branch of State Land and Resources Bureau.

The total amount of project fees of 5.16million Yuan will remain the same while the obligations of Party B will include the unchanged part as agreed in the original contract and the items added in this supplementary contract. 《Data integration change and expense table of Beijing Municipal Bureau of State Land and Resources》 is attached to this supplementary contract.

3. The contract becomes effect as soon as the signature and seal of the legal representatives or authorized representatives of two parties.

4.This contract shall be written in Chinese and made in six copies with three for each party.

5. This supplementary contrast is based on the original contract. Articles which are not involved in this supplementary contract will be executed in accordance with the original contract.

6. Contract AppendixesæData integration change and expense table of Beijing Municipal Bureau of State Land and Resources

Party A: Beijing Municipal Bureau of State Land and Resources
Legal (or authorized) Representative (Signature) :
Dec. 31st, 2005
Address: No. 2 of Hepingli North Street, Dongcheng Distric, Beijing City
Tel: 010-64406798 Fax: 010-64409803

Party B: Beijing PKU Chinafront Technology CO., LTD.
Legal (or authorized) Representative (Signature) :
Dec. 31st, 2005
Address: Room 717 of E-wing Center, No. 113 of Zhichun Road of Haidian District, Beijing City
Tel: 010-82671299 Fax: 010-62637657

Annex I:

Data integration change and expense table of Beijing Municipal Bureau of State Land and Resources

Serial			Scanning	Unit	Total
no.	Items	Content	total	(Yuan)	(Yuan)	Remark

1	File scanning	File grade VII ( approval	1,050,000	0.27	283,500.00	About item 4: description on total
		on expropriation, transfer,				measurement area boundary land
		foreign investment,				space data field boundary
		construction land,				supplementary measurement:(1) land
		minerals and others) total				space data completed through sample
		30000 rolls of paper				survey and statistic, existing files,
		documents scanning and				total area 120 square kilometer(
		digitalization. (contain				within Wuhuan in 1990)
		10000 rolls of Daxing				About item 4: unit price calculation
		Branch files)				notes on land space data field
Serial	Items	Content	Total words(	Unit (Yuan/	Total (Yuan)	boundary supplementary
no.			typing in)	kiloword)		measurement:
File data covers charging mode in
2	Inputting words	File grade VII ( approval	41,333,162	15.00	619,997.43	Beijing urban area and fieldwork
		on expropriation, transfer,				measurement, according to " survey
		foreign investment,				project product price” by State
		construction land,				Bureau of Surveying and Mapping,
		minerals and others) key				concrete contents are:
		content extraction, words				(1) in borderline measurement(
		inputting and database				cadastral survey), charging standard
		establishment for total				is 27527.11 Yuan/ square kilometer
		30000 rolls of paper				for 1: 2000 and 82037.48 Yuan/
		documents. (contain				square kilometer for 1: 5000;
		10000 rolls of Daxing				(2) this fieldwork measurement is
		Branch files)				based on supplement and correction,

Serial	Items	Content	Workload	Unit (Yuan /	Total (Yuan)	" survey project product price ",
no.			(person, month)	person,		measurement correction standard for
				month)		1: 500-2:2000 scale landform map (
3	File	Development of inputting	28	10,000.00	280,000.00	measurement correction/ standard
	digitalization	management software for				area) * standard size price * 1.3, and
	and inputting	file grade VII(approval on				the correction coefficient of this
	management	expropriation, transfer,				charging is 0.65;
	software	foreign investment,				(3) calculation unit price under
		construction land,				supplementary measurement of this
		minerals and others).				fieldwork is 27527.11 * 0.65 Yuan/
Serial	Items	Content	Total	Unit (Yuan /	Total (Yuan)	square kilometer, i.e. 17892.62 Yuan/
no.			measurement area	square		square kilometer. Final negotiation
			(square	kilometer)		price is 15000 Yuan / square
			kilometer)			kilometer.
4	Land data	Data acquisition, map	120	15,000.00	1,800,000.00	About item 4: landright space data
	field	making, field check and				field investigation, positioning
	supplementary	correction completed				quantity and charging description:(1)
	measurement	according to description in				through sampling analysis and
	boundary	every file, land boundary				statistic on 120,000 landright file
		of 1: 2000 basic landform				data, 90000 for small owners, 20000
		map on Wuhuan, Beijing				for owners and overlap, merger exist
		and 1: 500 cadastral map				in space orientation data. The space
		within Sihuan.				data for large owners is 4400 under
Serial	Items	Content	Fieldwork	Investigation	Total (Yuan)	actual investigation.
no.			investigation	unit price		(2) considering that landright space
				(Yuan)		data mainly distributed within

5	Landright	According to description	4400	100.00	440,000.00	Liuhuan, concrete position shall be
	space field	on every file, land data				addressed firstly according to file
	investigation	covers all Beijing urban				data before positioning, charging
	and	areas and counties, 1:				standard: 50 Yuan/ data investigation
	positioning	10000 basic landform map				fee.
		on Liuhuan, Beijing and 1:				State Bureau of Surveying and
		500 cadastral map within				Mapping
		Sihuan, 20,000 owner				"survey project product price":
		landright position				Borderline measurement (cadastral
		investigation, positioning				survey) ( measurement correction /
		and check.				standard area) * standard size price *
1.3:
revision coefficient
Serial	Items	Content	Workload	Unit price	Total (Yuan)
no.			(person, month)	(Yuan /
person,
month)
		1.6 ( note: words lack in		5,000.00	250,000.00
original file) land space
polygon data close check,
space data and attribute
	Landright file	data connection, data
	space	convergence check and
6	orientation	result database
	and office	establishment
	analysis	20,000 file data check,	60	5,000.00	300,000.00
space data and attribute
data connection, data
consistency check, result
database establishment.
Serial	Items	Content	Workload	Unit price	Total (Yuan)
no.			(person, month)	(Yuan / person,
				month)
		Address match software	30	10,000.00	300,000.00
		Employees housing file	63	10,000.00	630,000.00	Implementation before modification
	Space	support, software design
7	processing	and development
	software	Auxiliarycoordinates	26	10,000.00	260,000.00
	development	conversion registration
		software

Total price					5,160,000

Contract No.: JQSW06XM16